~~_________________________________________________________________________________________________________________________________________________________~~
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
Filed by the Registrant  ☑
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12
Realogy Holdings Corp.
(Name of Registrant as Specified In Its Charter)
___________________________
Payment of Filing Fee (Check all boxes that apply):
☑    No fee required
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
~~_________________________________________________________________________________________________________________________________________________________~~

Your **Vote** Counts!

REALOGY HOLDINGS CORP.

2022 Annual Meeting
Vote by May 3, 2022
11:59 PM ET

REALOGY HOLDINGS CORP.
ATTN: ALICIA SWIFT
175 PARK AVENUE
MADISON, NJ 07940

D74128-P68314

You invested in REALOGY HOLDINGS CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Stockholders of Realogy Holdings Corp. to be held on May 4, 2022.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 4, 2022
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/RLGY2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors for a one-year term expiring in 2023 and until their successors are duly elected and qualified.	
Nominees:	
1a. Fiona P. Dias	For
1b. Matthew J. Espe	For
1c. V. Ann Hailey	For
1d. Bryson R. Koehler	For
1e. Duncan L. Niederauer	For
1f. Ryan M. Schneider	For
1g. Enrique Silva	For
1h. Sherry M. Smith	For
1i. Christopher S. Terrill	For
1j. Felicia Williams	For
1k. Michael J. Williams	For
2. Advisory Approval of the Compensation of Our Named Executive Officers.	For
3. Ratification of the Appointment of PricewaterhouseCoopers LLP to serve as our Independent Registered Public Accounting Firm for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D74129-P68314